                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated March 5, 1997, relating to the financial statements of MarkWest Hydrocarbon, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICE WATERHOUSE LLP

Denver, Colorado
April 30, 1997